                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
          VANGUARD ADMIRAL FUNDS--U.S. TREASURY MONEY MARKET PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1997)

   P(1 + T)/n/ = ERV

 Where:     P =a hypothetical initial payment of $1,000

            T =average annual total return

            N =number of years

          ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P= $1,000
       T= +5.24%
       N= 1
     ERV= $1,052.35

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+4.47%
    N=*

    ERV=$1,198.03

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD ADMIRAL FUNDS--SHORT-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1997)

   P(1 + T)/n/ = ERV

 Where:      P =a hypothetical initial payment of $1,000

             T =average annual total return

             N =number of years

           ERV =ending redeemable value at the end of the period

 EXAMPLE:

  ONE YEAR
  --------
       P=     $1,000
       T=     +4.05%
       N=     1
     ERV=     $1,040.52

-------
 * Since inception on December 14, 1992
    P=$1,000

    T=+5.73%
    N=*

    ERV=$1,258.90

2.YIELD (30 Days Ended January 31, 1997)

              a - b
    Yield = 2 [(+ 1 )/6/ -1]
              ---
              c X d

 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:
            a = $2,695,730.14

            b = $65,592.21

            c = 53,102,044.617

            d = $10.04

            Yield = 5.99%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
       VANGUARD ADMIRAL FUNDS--INTERMEDIATE-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1997)

   P(1 + T)/n/ = ERV

 Where:     P = a hypothetical initial payment of $1,000

            T = average annual total return

            N = number of years

          ERV = ending redeemable value at the end of the period

 EXAMPLE:
  ONE YEAR
  --------
       P =  $1,000
       T =  +1.30%
       N =  1
     ERV =  $1,012.96

-------
 * Since inception on December 14, 1992
    P = $1,000
    T = +7.06%
    N=*
    ERV=$1,325.69

2.YIELD (30 Days Ended January 31, 1997)

                 a - b
    Yield = 2[( ------- + 1 )/6/ -1]
                 c X d


 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:   a = $3,569,514.90
            b = $80,226.14
            c = 64,110,484.621
            d = $10.17
            Yield = 6.51%

                                                                       EX-99.B16

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
           VANGUARD ADMIRAL FUNDS--LONG-TERM U.S. TREASURY PORTFOLIO

1.AVERAGE ANNUAL TOTAL RETURN (As of January 31, 1997)

   P(1 + T)/n/ = ERV

 Where:     P = a hypothetical initial payment of $1,000

            T = average annual total return

            N = number of years

          ERV = ending redeemable value at the end of the period

 EXAMPLE:
  ONE YEAR
  --------
       P = $1,000
       T=   -1.75%
       N=  1
     ERV=  $982.54

-------
 * Since inception on December 14, 1992
    P = $1,000
    T = +8.51%
    N = *
    ERV=$1,401.49

2.YIELD (30 Days Ended January 31, 1997)

                a - b
    Yield = 2 [(------ + 1 )/6/ -1]
                c X d


 Where:     a = dividends and interest paid during the period

            b = expense dollars during the period (net of reimbursements)

            c = the average daily number of shares outstanding during the period

            d = the maximum offering price per share on the last day of the period

 Example:
            a = $1,076,249.42
            b = $23,111.42
            c = 18,569,748.731
            d = $10.13
            Yield = 6.81%